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Exhibit 23.2 Consent of Perry-Smith & Co., LLP as accountants for the
Registrant.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the use in this Registration Statement on Form S-4 for Western Sierra Bancorp of our report dated February 18, 2000 relating to the financial statements of Western Sierra Bancorp and Subsidiaries for the years ended December 31, 1999, 1998 and 1997, and to the reference to our Firm under the caption "Experts" in the Registration Statement.

                                              /s/ Perry-Smith & Co., LLP


Sacramento, California
March 22, 2000


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